UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 30, 2023
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 30, 2023, the Company announced that John Chen, Executive Chair of the Board of Directors (the “Board”) and Chief Executive Officer of BlackBerry Limited (the “Company”), will retire from his roles at the Company effective November 4, 2023. Mr. Chen’s retirement is not the result of any disagreement with the Company on matters related to its strategy, operations, policies or practices.

(c) In addition, on October 30, 2023, the Company announced that Richard (Dick) Lynch, 75, will succeed Mr. Chen as Chair of the Board and will also serve as Interim Chief Executive Officer while BlackBerry completes its search for a permanent Chief Executive Officer. Mr. Lynch has served as a director of the Company since 2013 and been President of FB Associates, LLC since 2011. Previously, Mr, Lynch served as Chief Technology Officer of Verizon Communications and Verizon Wireless.

The Company has not entered into a material compensatory arrangement with Mr. Lynch, separate from his compensation as a member of the Board, in connection with his role as Interim Chief Executive Officer. There are no arrangements or understandings between Mr. Lynch and any other persons pursuant to which Mr. Lynch was named an officer of the Company. Mr. Lynch does not have any family relationship with any of the Company’s directors or executive officers and has no direct or indirect material interest in any transaction required to be reported under Section 404(a) of Regulation S-K.

A copy of the press release containing the announcement is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	BlackBerry Limited press release dated October 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	November 2, 2023	By:	/s/ Steve Rai
			Name:	Steve Rai
			Title:	Chief Financial Officer